UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

Value Line Strategic Asset Management Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item I	Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/13 is included with this Form.

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg
Director of Fixed Income
Jeffrey D. Geffen,
Portfolio Manager

Objective:
High total investment
return consistent with reasonable risk

Inception Date:
October 1, 1987

Net Assets at
December 31, 2013:
$344,501,856

Portfolio
Composition at
December 31, 2013:
(Percentage of Total
Net Assets)

An Update from Trust Management (Unaudited)

PRESIDENT’S LETTER

Dear Shareholders:

We are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Trust”) for the 12 months ended December 31, 2013. We are especially excited to present this annual report in its new format, revised to be more informative, more useful and more reader-friendly.

The 12 months ended December 31, 2013 were rewarding ones for the Trust, as it significantly outpaced its blended benchmark with robust double-digit gains. Most notably, perhaps, the Trust outpaced its peers for the three-, five- and ten-year periods ended December 31, 2013, as noted by leading independent mutual fund advisory service Lipper Inc.1 (mixed asset target allocation growth category).

On the following pages, the Trust’s portfolio managers discuss the management of the Trust over the annual period. The conversation highlights key factors influencing recent performance of the Trust. You will also find a schedule of investments and financial statements for the Trust. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the 12 months ended December 31, 2013, especially given the newsworthy events of the year.

Economic Review

U.S. real Gross Domestic Product (GDP) was lackluster in the first half of 2013 at less than 2% in the first and second calendar quarters. The U.S. economy faced strong headwinds, including increases in the payroll tax and disruptions from the sequester budget cuts. Third quarter GDP, however, turned sharply upward, coming in at 4.1%, as boosted by higher consumer spending, increased business investment and rising inventories. Early estimates for fourth quarter GDP suggest the U.S. economy may have ended the year with more momentum than had been anticipated.

Despite the growing economy, inflation remained modest. Consumer prices stayed in check, with headline Consumer Price Index (CPI) rising just 1.5% before seasonal adjustment. Limited wage growth and declining energy prices contributed to the relatively benign inflation scenario. The U.S. also saw moderate job growth, as reflected in a drop in unemployment from 7.8% at the close of 2012 to 6.7% at the close of 2013. The makeup of job growth, however, was somewhat disappointing, with hiring generally concentrated in sectors representative of low-wage jobs.

In recognition of the improving U.S. economy, the Federal Reserve (the Fed) had ongoing—and well-publicized—discussions throughout the year about the possibility of reducing its monthly bond-buying program. Speculation about the timing and the magnitude of the tapering had great impact on both the equity and fixed income markets during the annual period. Ultimately, Fed Chair Bernanke kept the focus on key market data as the basis for the decision on tapering. As unemployment dropped close to the Fed’s stated target of 6.5%, the Fed finally announced in December 2013 that it would modestly reduce its monthly bond purchases-from $85 billion to $75 billion—beginning in January 2014. At the same time, the Fed reaffirmed its commitment to maintaining low short-term interest rates, with the targeted federal funds rate not likely to exceed 0.25%. At the end of the annual period, the appointment of Janet Yellen as the new Fed Chair was seen by the financial markets as likely to not steer the Fed too far off the course set by Ben Bernanke.

Equity Market Review

U.S. equities, as measured by the S&P 500® Index2, posted robust double-digit gains for 2013, supported by a significantly stronger real estate market, steady growth in manufacturing and a modest drop in the national unemployment rate.

About information in this report:
● It is important to consider the Trust’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	1

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Stocks began the year strong upon the announcement of a partial bi-partisan deal regarding the federal budget, debt ceiling and government shutdown—which drove a generally steady climb through May 2013. The S&P 500® Index subsequently dropped between the end of May and the end of June, as fears of over-bought conditions, an imminent end of the quantitative easing program by the Fed and worries over second quarter corporate earnings arose. The U.S. equity market snapped back to post solid gains after reasonably good earnings reports and what were perceived as dovish words by Fed members that eased investors’ concerns. A notable acceleration in market appreciation occurred in early October in response to the Fed’s surprise announcement in September that it would not yet begin tapering its asset purchases. This announcement combined with improving employment reports to drive the S&P 500® Index higher between early October and the end of December. Also boosting the U.S. equity market’s gain at the end of the annual period was the Fed’s announcement, ending seven months of speculation, that it would finally but gradually begin to taper its asset purchases in January 2014. A particularly notable catalyst for the U.S. equity market during the annual period was the expansion of the price/earnings multiple investors were willing to pay, as the price/earnings multiple of the S&P 500® Index expanded from 14x to 17x by the end of December 2013. The S&P 500® Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the Index closed the year with a new high was in 1999.

All ten sectors of the S&P 500® Index posted positive double-digit absolute performance for the year, with the consumer discretionary, health care and industrials sectors leading the way. Telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors during the annual period.

Fixed Income Market Review

The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index3, posted negative returns during the annual period. The U.S. fixed income market faced several headwinds, including speculation of the Fed tapering its bond-buying program and Congressional discord resulting in protracted budget disputes and a partial U.S. government shutdown for 16 days. Economic indicators, while mixed, were generally improving during the year.

Against this backdrop, interest rates rose across the spectrum of maturities, but most dramatically in the intermediate segment of the yield curve. The rise in interest rates helped propel investor demand for investment grade and high yield corporate bonds at the expense of owning U.S. Treasuries. In turn, spread, or non-U.S. Treasury, sectors of the U.S. fixed income market were the best performers in the Barclays U.S. Aggregate Bond Index during the annual period. Generally speaking, lower quality bonds outpaced higher quality bonds, as investors sought yield amidst the underlying support of a growing economy. U.S. Treasuries posted negative returns overall.

* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

2	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

1
Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that trust stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservations and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

2
The S&P 500® Index consists of 500 stocks which are taded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

3
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	3

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY

The Trust’s investment objective is to achieve a high total investment return, consistent with reasonable risk.

To achieve the Trust’s objective, the Adviser invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets, which Value Line, Inc. developed. The Adviser attempts to achieve the Trust’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Trust among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Trust may invest in BBB-rated debt securities, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Trust is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System in selecting securities for purchase or sale.

Manager Discussion of Trust Performance

Below, Value Line Strategic Asset Management Trust (the “Trust”) portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Trust’s performance and positioning for the 12 months ended December 31, 2013.

How did Value Line Strategic Asset Management Trust perform during the annual period?

Value Line Strategic Asset Management Trust generated a total return of 21.63% during the 12 months ended December 31, 2013. This compares to the 18.62% return of the Trust’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (Barclays Index), during the same annual period.

What key factors were responsible for the Trust’s performance during the 12-month reporting period?

The Trust benefited most from effective asset allocation. Throughout the 12-month reporting period, the Trust was underweighted fixed income and overweighted equities. With U.S. equities, as measured by the S&P 500® Index, up 32.38% during the annual period, and bonds, as measured by the Barclays Index, posting a return of -2.02%, this asset allocation clearly added value.

Which equity market sectors most significantly affected Trust performance?

The equity portion of the Trust performed in line with its equity benchmark, the S&P 500® Index, during the annual period. Stock selection in the information technology and energy sectors contributed most positively to the Trust’s results. The Trust also benefited from having an underweighted allocation to the energy sector, which lagged the S&P 500® Index during the annual period, and from having an overweighted allocation to the industrials sector, which outpaced the S&P 500® Index during the annual period.

Offsetting these positive contributors was stock selection in the health care and financials sectors, which detracted. Having an underweighted allocation to the financials sectors, which outpaced the S&P 500® Index during the annual period, also hurt.

What were some of the Trust’s best-performing individual stocks?

Among the individual stocks that contributed most to the Trust’s relative results were two sizable positions in the information technology sector—namely, Alliance Data Systems, which provides data-driven and transaction-based marketing and customer loyalty solutions, and MasterCard, which is a global payment solutions company that provides a variety of services in support of the credit, debt and related payment programs of financial institutions. Underweighting a position in Apple, which performed poorly during the annual period, and avoiding several other laggards in the information technology sector, such as IBM and Oracle, boosted the Trust’s results as well.

In the energy sector, a position in EQT was an outstanding performer. EQT is an integrated energy company with emphasis on Appalachian area natural gas supply, transmission and distribution. The Trust also benefited from avoiding a position in integrated oil company Exxon Mobil, which underperformed the S&P 500® Index during the annual period.

Several Trust positions in the industrials sector added value. Top contributors in the sector were rail freight transportation company Kansas City Southern, flow control equipment manufacturers IDEX and Parker Hannifin and inland tank barge fleet operator Kirby.

4	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Which stocks detracted significantly from the Trust’s performance during the annual period?

During the annual period, among the stocks that detracted most from the Trust’s relative performance were several in the health care sector. Overweighted positions in laggards such as cardiovascular device manufacturer Edwards Lifesciences, pharmacy benefits management services provider Catamaran and surgical systems manufacturer Intuitive Surgical particularly disappointed. Having a lesser exposure than the S&P 500® Index to the strongly performing biotechnology industry also dampened results. In the financials sector, a position in American Tower posted positive results but lagged the S&P 500® Index on a relative basis. American Tower is a real estate investment trust (REIT) that owns, operates and develops wireless communications and broadcast towers in the U.S.

Did the equity portion of the Trust make any significant purchases or sales?

During the fiscal year, we added to the equity portion of the Trust’s position in consumer staples giant PepsiCo after its earnings results and stock price performance reinforced our belief that the company can consistently grow at a strong pace.

We eliminated the equity portion of the Trust’s position in athletic apparel, footwear, equipment and accessories company Nike—of the consumer discretionary sector—late in the year, after we saw signs the company may have trouble consistently growing its earnings and stock price in 2014. We also reduced the Trust’s position in rail freight transportation company Union Pacific, taking profits after a strong run and re-deploying the proceeds into what we believed were other attractive investment opportunities

Were there any notable changes in the equity portion of the Trust’s weightings during the 12-month period?

There were no material changes in the equity portion of the Trust’s sector weightings during the 12-month period ended December 31, 2013.

How was the equity portion of the Trust positioned relative to its benchmark index at the end of December 2013?

As of December 31, 2013, the Trust was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Trust was underweighted relative to the S&P 500® Index in the energy, financials and information technology sectors on the same date.

What was the duration strategy of the fixed income portion of the Trust?

Based upon expectations of a bias toward rising interest rates, we kept the fixed income portion of the Trust’s duration short relative to that of the Barclays Index. As interest rates did rise during the annual period, this duration positioning contributed positively to relative results. Duration is a measure of the Trust’s sensitivity to changes in interest rates.

Which fixed income market segments most significantly affected Trust performance?

Overall, the fixed income portion of the Trust underperformed its benchmark, the Barclays Index. Detracting most from relative results was security selection within the securitized sector. Within the securitized sector, we held an overweighted allocation to seven-year to 10-year maturities. However, this intermediate “belly” of the curve underperformed because the U.S. Treasury yield curve flattened during the annual period, which means yield differentials between longer-term and shorter-term maturities narrowed. The flattening yield curve benefited shorter-term and longer-term maturities, where the Trust was underweight, but hurt the intermediate segment of the yield curve, and thus, such positioning hurt.

Also detracting from the Trust’s results was security selection amongst longer-maturity corporate bonds. A position in a long-dated electric utility bond—issued by Alabama Power—lost ground during the reporting period as did a position in a long-dated bond issued by broadcasting company Comcast. There were no serious credit problems with either of these credits, but longer maturity bonds generally were out of favor.

On the positive side, having an underweighted allocation to U.S. Treasuries, which was the worst performing sector in the Barclays Index during the annual period, contributed most to the fixed income portion of the Trust’s performance. An overweighted allocation to corporate bonds also added value, as this sector experienced steady spread tightening throughout the year. (Spread tightening is when the yield differential between a non-U.S. Treasury sector and the U.S. Treasury sector narrows.) Within the Trust’s corporate bond allocation, an underweighting to utilities bonds and overweightings to financials and industrials bonds proved beneficial, as utilities bonds underperformed both financials and industrials bonds during the reporting period. A modest out-of-benchmark exposure to high yield corporate bonds boosted relative results, as high yield corporate bonds outperformed investment grade corporate bonds in 2013.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	5

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Were there any notable changes in the fixed income portion of the Trust’s weightings during the 12-month period?

The most significant sector shift in the fixed income portion of the Trust encompassed a reduction in U.S. Treasuries with a similar incremental increase in corporate bonds, both investment grade and high yield.

How was the fixed income portion of the Trust positioned relative to its benchmark index at the end of December 2013?

As of December 31, 2013, the fixed income portion of the Trust was overweight relative to the Barclays Index in corporate bonds. The Trust was underweight relative to the Barclays Index in U.S. Treasuries and government-related securities and was rather neutrally weighted to the benchmark index in the securitized sector on the same date.

How did the Trust’s overall asset allocation shift from beginning to end of the reporting period?

In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At the end of December 2012, the Trust had weightings of approximately 77% in stocks, 22% in fixed income securities and 1% in cash equivalents. By the end of December 2013, Value Line’s proprietary asset allocation model was still modestly bullish on stocks, though the target allocation for equities had declined. At December 31, 2013, the Trust had weightings of approximately 70% in stocks, 22% in fixed income securities and 8% in cash equivalents.

How did the Trust use derivatives and similar instruments during the reporting period?

The Trust did not use derivatives during the reporting period.

What is your tactical view and strategy for the months ahead?

As for the equity market, calendar year 2013 saw lower quality stocks outperform higher quality stocks, as investors became more bold and more confident in the economy and the financial system. Speculative stocks, such as those of biotechnology companies, and Initial Public Offerings, such as those of Facebook and Twitter, outperformed the broad U.S. equity market, along with the more cyclical, economically-sensitive stocks. Lagging were the more consistent, “steady-eddy,” long-term growth stocks in which we traditionally invest, i.e., those companies that have established strongholds in their market or market niche through proprietary products or services, which, in our view, gives them greater control of their own destiny and makes them less subject to ups and downs of the economy. We consider the equity portion of the Trust’s in-line performance with the S&P 500® Index in 2013 as part of the natural ebb and flow of the market, as the lower quality stocks that performed poorly in 2011 and 2012 regained some ground. We do not know whether the trends of 2013 will continue into the new year, but, regardless of market trends and conditions, we do not intend to vary from our strategy of investing in high quality securities with a long-term perspective. Our portfolio turnover and trading costs have remained lower than many of our peers, as we have patience with a consistent grower until a change in the company’s strategy or its earnings and stock performance give solid reason to sell.

We expect performance of the fixed income asset class to be highly sensitive to Federal Reserve (Fed) policy, jobs growth and inflation targets. While Fed tapering of the bond purchase program was scheduled to begin in January 2014, any sustained economic weakness could affect the Fed’s current course. We also believe there may continue to be interest rate volatility with the ultimate bias toward higher rates. Given this view, at the end of the annual period, we continued to favor corporate bonds over U.S. Treasuries within the fixed income portion of the Trust, especially corporate bonds rated BBB, or mid-grade credits. We believe corporate bonds’ comparatively higher investment income is likely to remain attractive to investors, and we expect the technicals, or supply and demand factors, within the sector to remain supportive.

If stock prices and/or long-term interest rates continue rising, we could become more neutral toward stocks in our asset allocation. If stock prices or interest rates fall, we could become more bullish on stocks.

As always, we intend to stay true to our time-tested investment discipline going forward.

6	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Top Ten Holdings (As of 12/31/2013) (Unaudited)

Company	Percentage of Total Net Assets
AMETEK, Inc.	1.32%
TJX Companies, Inc. (The)	1.20%
Sigma-Aldrich Corp.	1.16%
SBA Communications Corp. Class A	1.15%
Stericycle, Inc.	1.15%
Alliance Data Systems Corp.	1.14%
Amphenol Corp.	1.11%
EQT Corp.	1.09%
United Technologies Corp.	1.09%
Roper Industries, Inc.	1.09%

Equity Sector Weightings vs. Index (As of 12/31/2013) (Unaudited)

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	7

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2013) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/01/1987
Value Line Strategic Asset Management Trust	21.63%	13.33%	15.23%	8.02%	10.03%
60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index	18.62%	11.01%	12.54%	6.26%	8.41%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Trust expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Trust will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contract owner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Value Line Strategic Asset Management Trust to that of the 60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index (the “Index”). The returns of the Index do not include fees and expenses, but do include the reinvestment of dividends.

8	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust	Annual Report
To Contractowners

Trust Expenses (Unaudited)

By investing in the Trust, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Trust expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2013 and held for six months ended December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,121.19	$4.76	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.54	0.89%

*	Expenses are equal to the Trust’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Trust’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	9

¢	Value Line Strategic Asset Management Trust

Schedule of Investments

December 31, 2013
Shares		Value
Common Stocks — 69.5%
Consumer Discretionary — 8.6%
6,400	AutoZone, Inc. *	$3,058,816
48,000	BorgWarner, Inc.	2,683,680
36,000	Brinker International, Inc.	1,668,240
20,000	Buckle, Inc. (The) (1)	1,051,200
25,000	Domino’s Pizza, Inc.	1,741,250
6,000	Genuine Parts Co.	499,140
89,000	LKQ Corp. *	2,928,100
20,000	McDonald’s Corp.	1,940,600
28,000	O’Reilly Automotive, Inc. *	3,603,880
16,000	Starbucks Corp.	1,254,240
65,000	TJX Companies, Inc. (The)	4,142,450
56,000	Wolverine World Wide, Inc.	1,901,760
42,000	Yum! Brands, Inc.	3,175,620
		29,648,976
Consumer Staples — 6.3%
16,900	British American Tobacco PLC ADR	1,815,398
9,000	Bunge Ltd.	738,990
50,000	Church & Dwight Co., Inc.	3,314,000
10,000	Costco Wholesale Corp.	1,190,100
17,000	Energizer Holdings, Inc.	1,840,080
126,000	Flowers Foods, Inc.	2,705,220
38,000	General Mills, Inc.	1,896,580
56,000	Hormel Foods Corp.	2,529,520
30,000	PepsiCo, Inc.	2,488,200
35,000	Reynolds American, Inc.	1,749,650
24,000	Whole Foods Market, Inc.	1,387,920
		21,655,658
Energy — 2.8%
10,000	Chevron Corp.	1,249,100
42,000	EQT Corp.	3,770,760
34,000	FMC Technologies, Inc. *	1,775,140
42,000	Noble Energy, Inc.	2,860,620
		9,655,620
Financials — 6.1%
11,200	Affiliated Managers Group, Inc. *	2,429,056
37,000	AFLAC, Inc.	2,471,600
36,000	American Tower Corp. REIT	2,873,520
12,000	Arch Capital Group Ltd. *	716,280
11,000	Bank of Montreal	733,260
9,500	BlackRock, Inc.	3,006,465
9,000	M&T Bank Corp. (1)	1,047,780
20,000	ProAssurance Corp.	969,600
28,800	Royal Bank of Canada	1,936,224
9,600	Stifel Financial Corp. *	460,032
16,000	T. Rowe Price Group, Inc.	1,340,320
11,284	Toronto-Dominion Bank (The)	1,063,404
46,000	Wells Fargo & Co.	2,088,400
		21,135,941
Health Care — 9.7%
26,200	Alexion Pharmaceuticals, Inc. *	3,486,172
17,400	Allergan, Inc.	1,932,792
15,000	C.R. Bard, Inc.	2,009,100
32,000	Catamaran Corp. *	1,519,360
57,200	Cerner Corp. *	3,188,328
50,000	DENTSPLY International, Inc.	2,424,000
42,000	Express Scripts Holding Co. *	2,950,080
31,800	Henry Schein, Inc. *	3,633,468
31,600	IDEXX Laboratories, Inc. *	3,361,292

Shares		Value
Health Care — 9.7% (Continued)
8,000	Mednax, Inc. *	$427,040
13,200	Mettler-Toledo International, Inc. *	3,202,188
10,000	Novo Nordisk A/S ADR	1,847,600
32,000	Thermo Fisher Scientific, Inc.	3,563,200
		33,544,620
Industrials — 19.2%
13,000	Acuity Brands, Inc.	1,421,160
86,375	AMETEK, Inc.	4,549,371
60,000	Canadian National Railway Co.	3,421,200
34,000	CLARCOR, Inc.	2,187,900
13,000	Clean Harbors, Inc. *	779,480
43,200	Danaher Corp.	3,335,040
46,000	Donaldson Co., Inc.	1,999,160
8,000	EnerSys	560,720
12,400	Esterline Technologies Corp. *	1,264,304
18,000	FedEx Corp.	2,587,860
22,000	General Dynamics Corp.	2,102,100
42,000	IDEX Corp.	3,101,700
14,600	IHS, Inc. Class A *	1,747,620
28,500	ITT Corp.	1,237,470
12,600	J.B. Hunt Transport Services, Inc.	973,980
22,000	Kansas City Southern	2,724,260
23,200	Kirby Corp. *	2,302,600
22,000	Parker Hannifin Corp.	2,830,080
10,600	Precision Castparts Corp.	2,854,580
41,500	Republic Services, Inc.	1,377,800
27,000	Roper Industries, Inc.	3,744,360
34,000	Stericycle, Inc. *	3,949,780
8,000	Teledyne Technologies, Inc. *	734,880
34,000	Toro Co. (The)	2,162,400
33,000	United Technologies Corp.	3,755,400
12,600	Valmont Industries, Inc.	1,878,912
13,000	W.W. Grainger, Inc.	3,320,460
76,500	Waste Connections, Inc.	3,337,695
		66,242,272
Information Technology — 6.8%
23,000	Accenture PLC Class A	1,891,060
15,000	Alliance Data Systems Corp. *	3,943,950
43,000	Amphenol Corp. Class A	3,834,740
2,800	Anixter International, Inc.	251,552
19,000	ANSYS, Inc. *	1,656,800
4,000	Apple, Inc.	2,244,440
24,000	Cognizant Technology Solutions Corp. Class A *	2,423,520
10,400	Equinix, Inc. *	1,845,480
2,000	MasterCard, Inc. Class A	1,670,920
53,600	Salesforce.com, Inc. *	2,958,184
5,900	WEX, Inc. *	584,277
		23,304,923
Materials — 7.1%
12,000	Airgas, Inc.	1,342,200
26,000	AptarGroup, Inc.	1,763,060
14,000	Ball Corp.	723,240
27,000	Crown Holdings, Inc. *	1,203,390
3,000	Cytec Industries, Inc.	279,480
33,400	Ecolab, Inc.	3,482,618
44,000	FMC Corp.	3,320,240
5,400	NewMarket Corp. (1)	1,804,410
24,000	Praxair, Inc.	3,120,720
19,000	Scotts Miracle-Gro Co. (The) Class A	1,182,180

10	See Notes to Financial Statements.

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2013
Shares		Value
Common Stock — 69.5% (Continued)
Materials — 7.1% (Continued)
42,400	Sigma-Aldrich Corp.	$3,986,024
31,000	Valspar Corp. (The)	2,209,990
		24,417,552
Telecommunication Services – 1.7%
27,000	Crown Castle International Corp. *	1,982,610
44,000	SBA Communications Corp. Class A *	3,952,960
		5,935,570
Utilities — 1.2%
15,600	ITC Holdings Corp.	1,494,792
21,000	South Jersey Industries, Inc.	1,175,160
34,000	Wisconsin Energy Corp.	1,405,560
		4,075,512
	Total Common Stocks (Cost $95,494,957)	239,616,644

Principal Amount		Value
U.S. Government Agency Obligations — 8.7%
$500,000	FHLB, 2.88%, 9/11/20	505,334
500,000	FHLMC, 1.00%, 3/8/17	500,814
1,500,000	FHLMC, 1.25%, 5/12/17	1,510,287
500,000	FHLMC, 1.00%, 7/28/17	496,842
1,500,000	FHLMC, 1.75%, 5/30/19 (1)	1,473,450
198,489	FHLMC, Series 3538, Class BA, 4.50%, 10/15/27	204,449
187,103	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	178,906
24,757	FHLMC Gold PC Pool #G05205, 5.00%, 1/1/39	26,699
400,001	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	423,444
62,770	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	62,352
454,922	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	474,614
577,870	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	589,082
500,000	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	514,005
90,908	FHLMC Gold Pool #C04038, 3.50%, 6/1/42	90,303
36,148	FHLMC Gold Pool #G08479, 3.50%, 3/1/42	35,908
16,564	FHLMC Gold Pool #G18155, 5.00%, 10/1/21	17,882
59,010	FHLMC Gold Pool #G18160, 5.00%, 11/1/21	63,716
140,280	FHLMC Gold Pool #G18420, 3.00%, 1/1/27	143,002
53,705	FHLMC Gold Pool #J00975, 5.00%, 1/1/21	57,212
14,217	FHLMC Gold Pool #J03589, 5.00%, 10/1/21	15,057
223,019	FHLMC Pool #A96409, 3.50%, 1/1/41	221,535

Principal Amount		Value
U.S. Government Agency Obligations — 8.7% (Continued)
$6,671	FNMA, 4.00%, 8/1/14	$7,064
500,000	FNMA, 0.38%, 12/21/15	499,235
26,152	FNMA, 4.00%, 4/1/24	27,742
314,703	FNMA, 4.00%, 3/1/25	333,528
184,712	FNMA, 4.00%, 6/1/26	195,820
586,813	FNMA, 3.50%, 7/1/26	614,127
254,912	FNMA, 4.00%, 7/1/26	270,114
45,369	FNMA, 4.50%, 7/1/40	48,083
9,780	FNMA, 4.50%, 8/1/40	10,365
10,724	FNMA, 4.50%, 9/1/40	11,365
100,627	FNMA, 4.50%, 10/1/40	106,700
484,465	FNMA, 4.50%, 2/1/41	513,504
191,881	FNMA, 4.50%, 3/1/41	203,330
453,421	FNMA, 4.50%, 4/1/41	480,578
15,870	FNMA, 4.50%, 4/1/41	16,818
185,067	FNMA, 4.50%, 4/1/41	196,132
179,342	FNMA, 4.50%, 4/1/41	190,070
388,374	FNMA Pool #890236, 4.50%, 8/1/40	411,558
474,072	FNMA Pool #AA7720, 4.00%, 8/1/39	488,135
284,270	FNMA Pool #AB1259, 5.00%, 7/1/40	309,243
644,733	FNMA Pool #AB1796, 3.50%, 11/1/40	641,208
109,940	FNMA Pool #AB3218, 3.50%, 7/1/31	111,945
475,716	FNMA Pool #AB4449, 4.00%, 2/1/42	490,143
625,596	FNMA Pool #AB5472, 3.50%, 6/1/42	622,091
404,649	FNMA Pool #AB6286, 2.50%, 9/1/27	401,863
1,015,731	FNMA Pool #AD6374, 5.00%, 5/1/40	1,106,733
10,263	FNMA Pool #AE0385, 4.00%, 9/1/40	10,570
8,790	FNMA Pool #AE5024, 4.00%, 12/1/40	9,056
392,441	FNMA Pool #AH6186, 4.00%, 2/1/41	404,274
601,251	FNMA Pool #AH8932, 4.50%, 4/1/41	637,364
52,598	FNMA Pool #AI5737, 4.50%, 6/1/41	55,742
393,158	FNMA Pool #AJ6932, 3.00%, 11/1/26	401,518
298,125	FNMA Pool #AJ9278, 3.50%, 12/1/41	296,461
483,373	FNMA Pool #AO2961, 4.00%, 5/1/42	498,047
410,643	FNMA Pool #AO4137, 3.50%, 6/1/42	408,344
74,316	FNMA Pool #AO4299, 3.50%, 8/1/42	73,900
431,463	FNMA Pool #AO5807, 3.50%, 7/1/42	429,048
33,944	FNMA Pool #AO6770, 3.50%, 6/1/42	33,754
827,047	FNMA Pool #AP1340, 3.50%, 7/1/42	822,413
424,719	FNMA Pool #AQ0287, 3.00%, 10/1/42	403,636
499,182	FNMA Pool #AT0969, 3.00%, 4/1/43	474,478
1,914,155	FNMA Pool #AT8849, 4.00%, 6/1/43	1,971,645
199,721	FNMA Pool #AU6043, 3.00%, 9/1/43	189,826
1,148,035	FNMA Pool #AU7025, 3.00%, 11/1/43	1,091,156
347,736	FNMA Pool #AU8070, 3.50%, 9/1/43	345,794
299,210	FNMA Pool #AU8846, 3.00%, 11/1/43	284,385
518,423	GNMA, 4.25%, 2/20/37	529,844
450,727	GNMA, 3.00%, 4/16/39	452,683
2,358,105	GNMA Pool #4016, 5.50%, 8/20/37	2,604,143
314,080	GNMA Pool #650494, 5.50%, 1/15/36	345,379
653,725	GNMA Pool #MA1090, 3.50%, 6/20/43	663,020
246,275	GNMA Pool #MA1375, 3.50%, 10/20/43	249,777
300,000	GNMA TBA, 3.00%, 1/1/44	289,852
	Total U.S. Government Agency Obligations (Cost $29,900,156)	29,888,496

See Notes to Financial Statements.	11

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2013
Principal
Amount		Value
U.S. Treasury Obligations — 6.3%
$1,400,000	U.S. Treasury Bonds, 6.13%, 11/15/27	$1,821,750
1,000,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,108,750
1,000,000	U.S. Treasury Bonds, 4.38%, 5/15/40	1,086,250
250,000	U.S. Treasury Bonds, 3.63%, 8/15/43	236,094
2,100,000	U.S. Treasury Notes, 0.25%, 2/15/15	2,101,476
1,250,000	U.S. Treasury Notes, 0.38%, 6/15/15	1,252,636
1,000,000	U.S. Treasury Notes, 0.38%, 6/30/15	1,002,070
1,900,000	U.S. Treasury Notes, 1.75%, 5/31/16	1,955,070
500,000	U.S. Treasury Notes, 1.00%, 9/30/16	504,297
400,000	U.S. Treasury Notes, 1.00%, 10/31/16	403,031
150,000	U.S. Treasury Notes, 0.88%, 12/31/16	150,328
1,300,000	U.S. Treasury Notes, 1.88%, 10/31/17	1,332,500
500,000	U.S. Treasury Notes, 2.63%, 4/30/18	524,805
300,000	U.S. Treasury Notes, 2.25%, 7/31/18	309,258
1,600,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,580,499
1,700,000	U.S. Treasury Notes, 1.75%, 10/31/18	1,707,437
350,000	U.S. Treasury Notes, 1.38%, 11/30/18	344,750
200,000	U.S. Treasury Notes, 1.38%, 12/31/18	196,672
900,000	U.S. Treasury Notes, 1.38%, 2/28/19	881,437
500,000	U.S. Treasury Notes, 1.00%, 8/31/19	472,852
500,000	U.S. Treasury Notes, 2.63%, 8/15/20	510,156
1,000,000	U.S. Treasury Notes, 2.13%, 8/31/20	987,188
300,000	U.S. Treasury Notes, 2.00%, 11/30/20	292,031
450,000	U.S. Treasury Notes, 2.13%, 8/15/21	435,938
250,000	U.S. Treasury Notes, 2.00%, 2/15/22	237,246
150,000	U.S. Treasury Notes, 2.50%, 8/15/23	144,047
	Total U.S. Treasury Obligations (Cost $21,259,787)	21,578,568
Commercial Mortgage-Backed Securities — 0.4%
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K704, Class A2, 2.41%, 8/25/18	254,754
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	244,694
400,000	GNMA, Series 2013-12, Class B, 2.45%, 11/16/52 (2)	368,786
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	188,070
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	241,110
	Total Commercial Mortgage-Backed Securities (Cost $1,402,498)	1,297,414
Corporate Bonds & Notes — 6.7%
Basic Materials — 0.1%
250,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	239,375
250,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	246,764
		486,139
Communications — 0.7%
250,000	America Movil S.A.B. de C.V., Senior Unsecured Notes, 3.13%, 7/16/22	230,787
250,000	Comcast Corp., Guaranteed Notes, 4.25%, 1/15/33	232,230

Principal Amount		Value
Communications — 0.7% (Continued)
$350,000	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, 11/15/20	$371,000
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 6.00%, 11/15/17	227,491
250,000	Time Warner, Inc., Guaranteed Notes, 3.15%, 7/15/15	258,998
500,000	Time Warner, Inc., Guaranteed Notes, 4.70%, 1/15/21	530,843
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 1.25%, 11/3/14	251,457
500,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 12/15/21	496,923
		2,599,729
Consumer, Cyclical — 0.7%
250,000	CVS Caremark Corp., Senior Unsecured Notes, 6.60%, 3/15/19	295,846
250,000	D.R. Horton, Inc., Guaranteed Notes, 6.50%, 4/15/16	273,125
100,000	Delphi Corp., Guaranteed Notes, 6.13%, 5/15/21	110,875
250,000	Hanesbrands, Inc., Guaranteed Notes, 6.38%, 12/15/20	273,125
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 3.95%, 9/15/20	266,724
150,000	Lennar Corp., Series B, Guaranteed Notes, 5.60%, 5/31/15	157,500
170,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	170,640
250,000	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, 6/15/16	280,625
200,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 7.38%, 11/15/15	221,804
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22	252,500
		2,302,764
Consumer, Non-cyclical — 1.1%
500,000	AbbVie, Inc., Senior Unsecured Notes, 2.00%, 11/6/18	494,605
200,000	Amgen, Inc., Senior Unsecured Notes, 2.50%, 11/15/16	206,991
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	248,627
250,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, 5/15/17	290,625
260,000	Humana, Inc., Senior Unsecured Notes, 3.15%, 12/1/22	240,685
500,000	JM Smucker Co. (The), Guaranteed Notes, 3.50%, 10/15/21	496,420
500,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	484,989
1,000,000	Medco Health Solutions, Inc., Senior Unsecured Notes, 2.75%, 9/15/15	1,032,272
250,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, 11/29/16	249,542
		3,744,756

12	See Notes to Financial Statements.

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2013
Principal Amount		Value
Corporate Bonds & Notes — 6.7% (Continued)
Energy — 0.4%
$250,000	Enterprise Products Operating LLC, Guaranteed Notes, 5.70%, 2/15/42	$263,576
500,000	Halliburton Co., Senior Unsecured Notes, 6.15%, 9/15/19	591,236
250,000	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 2.65%, 2/1/19	247,227
245,000	Phillips 66, Guaranteed Notes, 2.95%, 5/1/17	254,896
		1,356,935
Financial — 2.8%
200,000	Aircastle, Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	201,500
250,000	American Express Co., Senior Unsecured Notes, 0.83%, 5/22/18 (2)	249,827
250,000	American International Group, Inc., Senior Unsecured Notes, 3.38%, 8/15/20	251,454
300,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	341,481
150,000	Bank of New York Mellon Corp. (The), Senior Unsecured Notes, 5.45%, 5/15/19	170,426
500,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21	515,515
200,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	195,000
250,000	Citigroup, Inc., Senior Unsecured Notes, 1.70%, 7/25/16	252,356
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	242,248
580,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.38%, 8/6/23	583,108
250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.00%, 8/11/15 (2)	251,904
500,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 3.35%, 10/17/16	531,172
500,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 1/24/22	562,844
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22	215,824
250,000	John Deere Capital Corp., Senior Unsecured Notes, 1.05%, 10/11/16	250,719
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, 3/1/16	524,422
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	474,013
500,000	KeyCorp. MTN, Senior Unsecured Notes, 5.10%, 3/24/21	546,456
500,000	Morgan Stanley MTN, Senior Unsecured Notes, 5.50%, 7/28/21	558,729
250,000	PNC Bank NA, Senior Unsecured Notes, 1.30%, 10/3/16	251,112
1,000,000	Private Export Funding Corp., Series HH, 1.45%, 8/15/19	951,168
250,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	248,270

Principal Amount		Value
Financial — 2.8% (Continued)
$1,000,000	Wachovia Corp., Senior Unsecured Notes, 0.51%, 6/15/17 (2)	$992,241
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	173,039
250,000	XLIT, Ltd., Guaranteed Notes, 5.25%, 12/15/43	251,675
		9,786,503
Industrial — 0.5%
1,000,000	Lockheed Martin Corp., Senior Unsecured Notes, 4.25%, 11/15/19	1,075,331
150,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	168,000
500,000	Union Pacific Corp., Senior Unsecured Notes, 2.95%, 1/15/23	462,109
		1,705,440
Technology — 0.2%
300,000	Microsoft Corp., Senior Unsecured Notes, 5.20%, 6/1/39	317,730
200,000	Oracle Corp., Senior Unsecured Notes, 5.00%, 7/8/19	226,417
		544,147
Utilities — 0.2%
250,000	Alabama Power Co., Senior Unsecured Notes, 3.85%, 12/1/42	213,246
500,000	Commonwealth Edison Co., 4.00%, 8/1/20	530,995
		744,241
	Total Corporate Bonds & Notes (Cost $23,341,434)	23,270,654
Long-Term Municipal Securities — 0.1%
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	243,625
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	246,655

	Total Long-Term Municipal Securities (Cost $493,755)	490,280
Foreign Government Obligations — 0.1%
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	277,000
	Total Foreign Government Obligations (Cost $276,581)	277,000
Short-Term Investments — 9.3%
Repurchase Agreements — 8.0%
27,600,000	With Morgan Stanley, 0.01%, dated 12/31/13, due 01/02/14, delivery value $27,600,015 (collateralized by $28,080,000 U.S. Treasury Notes 1.000% due 03/31/17, with a value of $28,218,327)	27,600,000

See Notes to Financial Statements.	13

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2013
Principal Amount		Value
Short-Term Investments — 9.3% (Continued)

Joint Repurchase Agreements (Investments of Cash Collateral for Securities on Loan) — 1.3%
$1,603,289	Joint Repurchase Agreement with Morgan Stanley, 0.02%, dated 12/31/13, due 01/02/14, delivery value $1,603,291 (collateralized by $1,635,355 U.S. Treasury Bonds 4.250% - 8.000% due 11/15/21 - 11/15/40 and U.S. Treasury Notes 2.625% - 2.750% due 11/15/20 - 11/15/23, with a value of $1,627,034)	$1,603,289

2,366,760	Joint Repurchase Agreement with Barclays, 0.01%, dated 12/31/13, due 01/02/14, delivery value $2,366,762 (collateralized by $2,414,099 U.S. Treasury Inflation Indexed Notes 1.250% - 1.875% due 04/15/14 - 07/15/15, with a value of $2,395,850)	2,366,760

381,736	Joint Repurchase Agreement with Citigroup, 0.01%, dated 12/31/13, due 01/02/14, delivery value $381,736 (collateralized by $389,374 U.S. Treasury Bills 0.000% due 02/20/14, with a value of $389,374)	381,736
		4,351,785

Principal Amount		Value
	Total Short-Term Investments (Cost $31,951,785)	$31,951,785
	Total Investments — 101.1% (Cost $204,120,953)	$348,370,841
Excess Of Liabilities Over Cash And Other Assets —(1.1)%		(3,868,985)
Net Assets —100.0%		$344,501,856
Net Asset Value Per Outstanding Share ($344,501,856 ÷ 14,869,165 shares outstanding )		$23.17

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2013, the market value of the securities on loan was $4,759,101.
(2)	The rate shown on floating rate securities is the rate at the end of the reporting period.
ADR	American Depositary Receipt.
FHLB	Federal Home Loan bank.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
TBA	To Be Announced.

The following table summarizes the inputs used to value the Trust’s investments in securities as of December 31, 2013 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$239,616,644	$-	$-	$239,616,644
U.S. Government Agency Obligations	-	29,888,496	-	29,888,496
U.S. Treasuty Obligations	-	21,578,568	-	21,578,568
Commercial Mortgage-Backed Securities	-	1,297,414	-	1,297,414
Corporate Bonds & Notes	-	23,270,654	-	23,270,654
Long-Term Municipal Securities	-	490,280	-	490,280
Foreign Government Obligations	-	277,000	-	277,000
Short-Term Investments	-	31,951,785	-	31,951,785
Total Investments in Securities	$239,616,644	$108,754,197	$-	$348,370,841

14	See Notes to Financial Statements.

¢	Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investment securities, at value (Cost - $172,169,168) (securities on loan, at value, $4,759,101)	$316,419,056
Repurchase agreements (Cost - $31,951,785)	31,951,785
Cash	1,064,065
Receivable for securities sold	1,136,765
Interest and dividends receivable	559,937
Prepaid expenses	5,923
Receivable for securities lending income	2,156
Receivable for trust shares sold	43
Other receivables	32,566
Total Assets	351,172,296
LIABILITIES:
Payable upon return of securities on loan	4,869,380
Payable for securities purchased	1,479,186
Payable for trust shares redeemed	63,000
Accrued expenses:
Advisory fee	144,909
Service and distribution plan fees	72,455
Directors’ fees and expenses	1,433
Other	40,077
Total Liabilities	6,670,440
Net Assets	$344,501,856
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 14,869,165 shares)	$148,692
Additional paid-in capital	160,336,509
Undistributed net investment income	1,612,731
Accumulated net realized gain on investments and foreign currency	38,154,036
Net unrealized appreciation of investments	144,249,888
Net Assets	$344,501,856
Net Asset Value Per Outstanding Share ($344,501,856 ÷ 14,869,165 shares outstanding)	$23.17

Statement of Operations
For the Year Ended
December 31, 2013

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $37,345)	$2,719,058
Interest	1,802,972
Securities lending income	48,384
Total Income	4,570,414
Expenses:
Advisory fee	1,677,016
Service and distribution plan fees	1,341,624
Auditing and legal fees	176,585
Custodian fees	81,061
Trustees’ fees and expenses	69,980
Insurance	39,066
Printing and postage	31,440
Other	41,005
Total Expenses Before Fees Waived	3,457,777
Less: Service and Distribution Plan Fees Waived	(503,134)
Net Expenses	2,954,643
Net Investment Income	1,615,771
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	38,134,883
Change in Net Unrealized Appreciation/(Depreciation)	25,785,629
Net Realized Gain and Change in Net Unrealized
Appreciation/(Depreciation) on Investments and
Foreign Exchange Transactions	63,920,512
Net Increase in Net Assets from Operations	$65,536,283

See Notes to Financial Statements.	15

¢	Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Years Ended December 31,
	2013	2012
Operations:
Net investment income	$1,615,771	$2,761,431
Net realized gain on investments and foreign currency	38,134,883	26,866,453
Change in net unrealized appreciation/(depreciation) on investments	25,785,629	17,513,342
Net increase in net assets from operations	65,536,283	47,141,226

Distributions to Shareholders from:
Net investment income	(2,744,889)	(2,069,703)
Net realized gain from investment transactions	(26,671,126)	(5,677,279)
Total Distributions	(29,416,015)	(7,746,982)
Trust Share Transactions:
Proceeds from sale of trust shares	3,907,578	5,055,609
Proceeds from reinvestment of dividends and distributions to shareholders	29,416,015	7,746,982
Cost of trust shares redeemed	(46,769,892)	(50,263,313)
Net decrease in net assets from trust share transactions	(13,446,299)	(37,460,722)

Total Increase in Net Assets	22,673,969	1,933,522

NET ASSETS:
Beginning of year	321,827,887	319,894,365
End of year	$344,501,856	$321,827,887
Undistributed net investment income included in net assets, at end of year	$1,612,731	$2,761,678

16	See Notes to Financial Statements.

¢	Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$20.87	$18.52	$17.96	$15.72		$14.36
Income from investment operations:
Net investment income	0.12	0.19	0.13	0.11		0.14
Net gains on securities (both realized and unrealized)	4.22	2.64	0.54	2.27		2.67
Total from investment operations	4.34	2.83	0.67	2.38		2.81
Less distributions:
Dividends from net investment income	(0.19)	(0.13)	(0.11)	(0.14)		(0.17)
Distributions from net realized gains	(1.85)	(0.35)	—	—		(1.28)
Total distributions	(2.04)	(0.48)	(0.11)	(0.14)		(1.45)
Net asset value, end of year	$23.17	$20.87	$18.52	$17.96		$15.72
Total return*	21.63%	15.43%	3.68%	15.20%		21.16%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$344,502	$321,828	$319,894	$356,645		$362,955
Ratio of gross expenses to average net assets(1)	1.03%	1.04%	1.03%	1.03	%(2)	1.02%
Ratio of net expenses to average net assets(3)	0.88%	0.89%	0.88%	0.84	%(4)	0.87%
Ratio of net investment income to average net assets	0.48%	0.84%	0.60%	0.56%		0.81%
Portfolio turnover rate	17%	24%	28%	21%		16%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discountinued as of January 1, 2013.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.
(3)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discountinued as of January 1, 2013.

(4)	Ratio reflects expense net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.

See Notes to Financial Statements.	17

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements

December 31, 2013

1.     Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Trust is a part of the Value Line Funds (the “Funds”), a family of 10 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Trust’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Trust may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements: The Trust follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1– Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2013

The Trust follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

The Trust’s policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Trust had an amount of total transfers during the reporting period that was meaningful (1%) in relation to its net assets as of the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the year ended December 31, 2013 there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Trust’s investments by category.

(C) Repurchase Agreements: The Trust may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Trust acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Trust, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Trust’s policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Trust, the Master Repurchase Agreement may permit the non-defaulting party to net and close-out all transactions. The Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The joint repurchase agreements held by the Trust at the year end had been entered into on December 31, 2013.

At year end, the Trust had investments in repurchase agreements with a gross value of $27,600,000 on the Statement of Assets and Liabilities. The value of the Trust’s related collateral exceeded the value of the repurchase agreements at year end.

At year end, the Trust had investments in joint repurchase agreements with a gross value of $4,351,785 on the Statement of Assets and Liabilities. The value of the Trust’s related collateral exceeded the value of the joint repurchase agreements at year end.

(D) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Management has analyzed the Trust’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2010 through December 31, 2013), and has concluded that no provision for federal or state income tax is required in the Trust’s financial statements. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Dividends and Distributions: It is the Trust’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

(F) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

19

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2013

The Trust may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

The Trust may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Trust may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Trust as a purchase transaction and a sale transaction in which the Trust realizes a gain or loss. The Trust’s use of TBA rolls may cause the Trust to experience higher portfolio turnover and higher transaction costs. The Trust could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

(G) Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Trust does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Trust, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(H) Representations and Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(I) Accounting for Real Estate Investment Trusts: The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes: The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Trust can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Trust attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Trust. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Trust has the right to use the collateral to offset the losses incurred. The lending fees received and the Trust’s portion of the interest income earned on cash collateral are included in the Statement of Operations.

Upon entering into a securities lending transaction, the Trust receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Trust.

20

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2013

The Trust enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%.

As of December 31, 2013, the Trust loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

		Collateral (including
Value of Securities Loaned	Value of Collateral	Calculated Mark)
$4,759,101	$4,869,380	$4,857,918

          Additionally, refer to note 1(c) for details on joint repurchase agreements which were entered into using security lending cash collateral.

(L) Subsequent Event: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure.

2.     Trust Share Transactions, Dividends and Distributions

Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Shares sold	175,401	251,638
Shares issued to shareholders in reinvestment of dividends and distributions	1,374,580	393,049
Shares redeemed	(2,103,548)	(2,494,921)
Net decrease	(553,567)	(1,850,234)
Dividends per share from net investment income	$0.1908	$0.1282
Distributions per share from net realized gains	$1.8538	$0.3517

3.     Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended
December 31, 2013
PURCHASES:
U.S. Treasury & Government Agency Obligations	$32,817,169
Other Investment Securities	22,031,100
Total Purchases	$54,848,269
SALES:
U.S. Treasury & Government Agency Obligations	$17,603,639
Other Investment Securities	97,313,957
Total Sales	$114,917,596

21

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2013

4.     Income Taxes

At December 31, 2013, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$204,120,953
Gross tax unrealized appreciation	$145,387,252
Gross tax unrealized depreciation	(1,137,364)
Net tax unrealized appreciation on investments	$144,249,888
Undistributed ordinary income	$2,016,955
Undistributed long-term gain	$37,749,812

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Trust after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Trust were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses. There were no capital losses at December 31, 2013.

 The tax composition of distributions to shareholders for the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Ordinary income	$4,085,898	$2,069,703
Long-term capital gain	25,330,117	5,677,279
	$29,416,015	$7,746,982

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust decreased undistributed net investment income by $19,829 and increased accumulated realized gain by $19,829. Net assets are not affected by these reclassifications.

These reclasses are primarily due to differing treatments of foreign currency translation and REITs for tax purposes.

5.     Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,677,016 was paid or payable to the Adviser for the year ended December 31, 2013. This was computed at an annual rate of 0.50% of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust’s Board, to act as officers and employees of the Trust and pays their salaries.

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.40% of the Trust’s average daily net assets. For the year ended December 31, 2013, fees amounting to $1,341,624, before fee waivers, were accrued under the Plan. Effective May 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2013, the fees waived amounted to $503,134. The Distributor has no right to recoup previously waived amounts.

Direct expenses of the Trust are charged to the Trust while common expenses of the Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a trustee of the Trust.

22

¢	Value Line Strategic Asset Management Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the “Trust”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 13, 2014

23

¢	Value Line Strategic Asset Management Trust

Federal Tax Status of Distribution (Unaudited)

For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2013, qualifies for the corporate dividends received deductions.

During the calendar year 2013, 100% of the ordinary income distribution is treated as qualified dividends.

During the year ended December 31, 2013, the Trust distributed $25,330,117 from long-term capital gains.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

24

¢	Value Line Strategic Asset Management Trust

Management Information

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 10 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position (Since)	Principal Occupation During the Past 5 Years
Interested Trustee* Mitchell E. Appel 1970 Other Directorships: Forethought Variable Insurance Trust, since 2013.	Trustee (2010)
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Non-Interested Trustees
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956 Other Directorships: None	Trustee (2008)	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931 Other Directorships: None	Trustee (2000)
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935 Other Directorships: None	Trustee (1997)	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939 Other Directorships: None	Trustee (1987)	Chairman, Institute for Political Economy.

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949 Other Directorships: None	Trustee (1996)	Senior Financial Consultant, Veritable L.P. (Investment Advisor until December 2013).

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954 Other Directorships: None	Trustee (2008) Lead Independent Trustee (2010)	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).

25

¢	Value Line Strategic Asset Management Trust

Management Information (Continued)

Name, Address, and Year of Birth	Position (Since)	Principal Occupation During the Past 5 Years

Officers
Mitchell E. Appel 1970	President (2008)
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner 1950	Chief Compliance Officer (2009)
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Secretary (2008)	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-221-3253.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

26

Item 2	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3	Audit Committee Financial Expert

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

     (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4	Principal Accountant Fees and Services

(a)	Audit Fees 2013 - $113,155
Audit Fees 2012 - $ 74,898

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2013 - $40,255
Tax Preparation Fees 2012 - $38,035

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2013 - $1,200
Aggregate Non-Audit Fees 2012 - $2,400

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 11, 2014